TABLE OF CONTENTS 2 03 Forward-Looking Statements 04 Corporate Profile 05 Highlights 06 2020 Outlook & Assumptions 07 Summary Information 08 Net Asset Value Component Data 09 Summary Balance Sheet 10 Summary Income Statement 11 FFO, Normalized FFO & Adjusted FFO 12 Outstanding Debt 13 Debt Information 14 Core Debt to Core EBITDA 15 Capitalization & Financial Ratios 16 Property Portfolio 18 Development & Redevelopment Pipeline 19 Mezzanine Investments 20 Acquisitions & Dispositions 21 Construction Business Summary 22 Same Store NOI by Segment 23 Top 10 Tenants by Annualized Base Rent 24 Lease Summary 25 Office Lease Expirations 26 Retail Lease Expirations 27 COVID-19 Update 29 Appendix – Definitions & Reconciliations 33 Same Store vs Non-Same Store Properties 34 Reconciliation to Core EBITDA 35 Reconciliation to Property Portfolio NOI 36 Reconciliation to GAAP Net Income 1405 Point Baltimore, MD

3 FORWARD - LOOKING STATEMENTS This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated November 5, 2020, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 5, 2020. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the other documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID- 19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

AHH LISTED NYSE

CORPORATE PROFILE

4

Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com.

BOARD OF DIRECTORS

Daniel A. Hoffler, Executive Chairman of the Board
Louis S. Haddad, Vice Chairman of the Board
James C. Cherry, Lead Independent Director
George F. Allen, Independent Director
James A. Carroll, Independent Director
Eva S. Hardy, Independent Director
A. Russell Kirk, Director
Dorothy S. McAuliffe, Independent Director
John W. Snow, Independent Director

CORPORATE OFFICERS

Louis S. Haddad, President and Chief Executive Officer
Michael P. O'Hara, Chief Financial Officer
Shawn J. Tibbetts, Chief Operating Officer
Eric E. Apperson, President of Construction
Shelly R. Hampton, President of Asset Management

ANALYST COVERAGE

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@bofa.com

D. A. Davidson & Co.
Barry Oxford
(212) 240-9871
boxford@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

HIGHLIGHTS 5 • Net income attributable to common stockholders and OP Unit holders of $8.7 million, or $0.11 per diluted share, compared to $9.9 million, or $0.13 per diluted share, for the three months ended September 30, 2019. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $19.2 million, or $0.24 per diluted share, compared to $21.7 million, or $0.29 per diluted share, for the three months ended September 30, 2019. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $19.0 million, or $0.24 per diluted share, compared to $22.5 million, or $0.30 per diluted share, for the three months ended September 30, 2019. • Recaptured two prime redevelopment sites - 3 acres in the Town Center of Virginia Beach and nearly 10 acres adjacent to James Madison University in Harrisonburg, Virginia - after terminating leases with Regal Cinemas upon tenant default. Excluding one-time charges of $1.1 million associated with these early terminations, Normalized FFO for the third quarter would have been $0.26 per diluted share. • Updated 2020 full-year Normalized FFO guidance to $1.10 to $1.12 per diluted share from $1.09 to $1.13 per diluted share. • Core operating property portfolio occupancy at 95.4% as of September 30, 2020 compared to 93.6% as of June 30, 2020. The Company's September 30, 2020 occupancy includes office at 96.7%, retail at 94.2%, and multifamily at 95.9%. • Positive releasing spreads on lease renewals during the third quarter of 3.6% on a GAAP basis and 5.1% on a cash basis. • Collected 96% of portfolio rents for the third quarter, including 100% of office tenant rents, 98% of multifamily tenant rents, and 93% of retail tenant rents. Refer to pages 27-28 of the Supplemental Financial Package for further details. • Collected 96% of October portfolio rents, including 100% of office tenant rents, 97% of multifamily tenant rents, and 94% of retail tenant rents. • Announced a new development project, Solis Gainesville, a $52 million 223-unit multifamily project in downtown Gainesville, Georgia. • Ended the third quarter with $122.7 million of third-party construction backlog. • Acquired Nexton Square, a 118,000 square foot open air lifestyle center in Summerville, South Carolina in an off-market transaction. • Acquired partner's 20% ownership interest of the Southern Post project in Roswell, Georgia resulting in 100% ownership of the partnership. • Raised $86.3 million of net proceeds before offering expenses through an underwritten public offering of 3,600,000 shares of 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock at a public offering price of $24.75 per share. • Completed the acquisition of the Edison Apartments in downtown Richmond, Virginia in an off-market, OP Unit transaction. • Completed the off-market acquisition of The Residences at Annapolis Junction, a 416-unit, Class A, LEED Gold certified mid-rise apartment community in Howard County, Maryland.

2020 OUTLOOK & ASSUMPTIONS 6 OUTLOOK LOW HIGH Total NOI $108.2M $109.6M Construction Segment Gross Profit $7.4M $7.8M G&A Expenses $12.7M $13.3M Mezzanine Interest Income $19.8M $20.2M Interest Expense $30.0M $30.5M Normalized FFO per diluted share $1.10 $1.12 GUIDANCE ASSUMPTIONS • Disposition of two unencumbered assets for $8M in cash proceeds at the end of the fourth quarter • Acquisition of Annapolis Junction and Edison Apartments in the fourth quarter • An additional $0.5M of potential bad debt write offs for the remainder of 2020 • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 0.16%

AHH
LISTED
NYSE

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE DATE

7

	Three months ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
OPERATIONAL METRICS					
Net income attributable to common stockholders and OP unit holders	$8,651	$11,178	$8,160	$7,215	$9,869
Net income attributable to common stockholders and OP unit holders per diluted share	**$0.11**	**$0.14**	**$0.11**	**$0.09**	**$0.13**
Rental properties Net Operating Income (NOI)	24,653	27,373	28,581	27,811	28,167
General contracting and real estate services gross profit	2,108	2,056	1,718	1,058	1,192
Adjusted EBITDA[1]	27,756	29,933	33,103	30,843	31,150
Funds From Operations (FFO) attributable to common stockholders and OP unit holders	19,170	22,046	22,252	22,500	21,706
FFO per diluted share attributable to common stockholders and OP unit holders	**$0.24**	**$0.28**	**$0.29**	**$0.29**	**$0.29**
Normalized FFO attributable to common stockholders and OP unit holders	19,039	22,583	24,697	22,896	22,474
Normalized FFO per diluted share attributable to common stockholders and OP unit holders	**$0.24**	**$0.29**	**$0.32**	**$0.30**	**$0.30**
Annualized dividend yield	4.75%	NA	8.22%	4.58%	4.64%
CAPITALIZATION					
Common shares outstanding	57,934	57,010	56,492	56,278	54,875
Operating Partnership units outstanding	20,523	21,273	21,273	21,273	21,167
Common shares and OP units outstanding	78,457	78,283	77,765	77,551	76,042
Market price per common share	$9.26	$9.95	$10.70	$18.35	$18.09
Common equity capitalization[2]	$726,512	$778,916	$832,085	$1,423,061	$1,375,600
Preferred equity capitalization	171,075	63,350	63,250	63,250	63,250
Total equity capitalization	$897,587	$842,266	$895,335	$1,486,311	$1,438,850
Total debt[3]	885,359	956,726	1,016,293	960,819	951,891
Total capitalization	1,782,946	1,798,992	1,911,628	2,447,130	2,390,741
Less: cash	(79,224)	(75,111)	(52,788)	(43,579)	(47,606)
Total enterprise value	$1,703,722	$1,723,881	$1,858,840	$2,403,551	$2,343,135
BALANCE SHEET METRICS					
Core debt / enterprise value	37.5%	43.2%	45.0%	33.6%	33.4%
Core debt + preferred equity / enterprise value	47.6%	46.8%	48.4%	36.2%	36.1%
Fixed charge coverage ratio	2.3x	2.9x	2.8x	2.5x	2.7x
Core debt / Annualized core EBITDA	6.3x	6.8x	6.5x	6.8x	6.6x
Core debt + preferred equity / Annualized core EBITDA	8.0x	7.3x	7.0x	7.3x	7.2x
CORE PORTFOLIO OCCUPANCY					
Office[4]	96.7%	97.0%	96.6%	96.6%	96.6%
Retail[4]	94.2% [6]	95.1%	96.1%	96.9%	96.8%
Multifamily[5]	95.9%	87.9% [7]	93.7%	95.6%	95.8%
Weighted Average[8]	95.4%	93.6%	95.6%	96.5%	96.5%

(1) See definition on page 31.
(2) Includes common shares and OP units.
(3) Excludes GAAP adjustments.
(4) Office and retail occupancy based on leased square feet as a % of respective total.
(5) Multifamily and student housing occupancy based on occupied units/beds as a % of total.
(6) Regal leases which were terminated by the Company subsequent to the quarter are included as occupied in the calculation.
(7) Includes impact of seasonality related to student housing.
(8) Total occupancy weighted by annualized base rent.

AHH
LISTED
NYSE

NET ASSET VALUE COMPONENT DATA

8

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]

	Three months ended 9/30/2020			
	Office[2]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI	$6,415	$11,586	$6,145	$24,146
Unstabilized Properties NOI	202	(229)	(392)	(419)
Signed Leases Not Yet Occupied or In Free Rent Period	126	981	154	1,261
Net Deferrals and Recoveries	(27)	(124)	22	(129)
Stable Portfolio NOI	$6,716	$12,214	$5,929	$24,859
Intra-Quarter Transactions				
Net Acquisitons	-	482	-	482
Net Dispositions	-	(80)	-	(80)
Total	$0	$402	$0	$402
Annualized	$26,864	$50,464	$23,716	$101,044

Non-Stabilized Portfolio

	As of 9/30/2020
Development Cost - See Page 18	$210,000
Cosmopolitan Redevelopment Cost - See Page 18	13,000
Total Non-Stabilized Portfolio	$223,000

Management's Estimate of Land Value and Vacancy Opportunities

	Size	Estimated Land Value
Columbus Village II Redevelopment Opportunity		
Multifamily	250 units	$30,000-40,000/unit
Retail	30,000 sf	$20-25/sf
Harrisonburg Regal Redevelopment Opportunity		
Multifamily	190 units	$25,000-35,000/unit
Retail	50,000 sf	$12-18/sf

	Size	Rent PSF
Other Vacant Retail with Active Prospects	90,000 sf	$22-26/sf

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$6,940

Non-Property Assets[3]

	As of 9/30/2020
Cash and Retricted Cash	$79,224
Accounts Receivable	26,465
Notes Receivable, Including Mezzanine Investments[4]	168,734
Construction receivables, including retentions[4]	43,507
Acquired lease intangible assets, net	57,958
Other Assets	44,608
Total Non-Property Assets	$420,496

Liabilities[3]

	As of 9/30/2020
Mortgages and Notes Payable[4]	$885,359
Accounts Payable and Accrued Liabilities	20,667
Construction Payables, Including Retentions	55,825
Other Liabilities	64,270
Total Liabilities	$1,026,121

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,075

Common Equity

	As of 9/30/2020
Total common shares outstanding	57,934
Total OP units outstanding	20,523
Total Common Shares & OP Units Outstanding	78,457

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) Excludes lease right of use assets and lease liabilities.
(4) Excludes GAAP adjustments.

SUMMARY BALANCE SHEET 9 $ IN THOUSANDS As of 9/30/2020 12/31/2019 Assets (Unaudited) Real estate investments: Income producing property $1,531,910 $1,460,723 Held for development 13,607 5,000 Construction in progress 60,810 140,601 Accumulated depreciation (241,859) (224,738) Net real estate investments 1,364,468 1,381,586 Real estate investments held for sale - 1,460 Cash and cash equivalents 73,579 39,232 Restricted cash 5,645 4,347 Accounts receivable, net 26,465 23,470 Notes receivable, net 168,716 159,371 Construction receivables, including retentions, net 43,324 36,361 Construction contract costs and estimated earnings in excess of billings, net 215 249 Operating lease right-of-use assets, net 32,818 33,088 Finance lease right-of-use assets, net 23,691 24,130 Acquired lease intangible assets, net 57,958 68,702 Other assets 44,393 32,901 Total Assets $1,841,272 $1,804,897 Liabilities and Equity Indebtedness, net $886,509 $950,537 Accounts payable and accrued liabilities 20,667 17,803 Construction payables, including retentions 55,825 53,382 Billings in excess of costs and estimated earnings 7,085 5,306 Operating lease liabilities 41,589 41,474 Finance lease liabilities 17,941 17,903 Other liabilities 60,219 63,045 Total Liabilities 1,089,835 1,149,450 Total Equity 751,437 655,447 Total Liabilities and Equity $1,841,272 $1,804,897

SUMMARY INCOME STATEMENT 10 IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended Nine months ended 9/30/2020 9/30/2019 9/30/2020 9/30/2019 Revenues (Unaudited) Rental revenues $39,636 $42,220 $121,840 $109,507 General contracting and real estate services revenues 58,617 27,638 163,283 66,118 Total Revenues 98,253 69,858 285,123 175,625 Expenses Rental expenses 10,223 9,873 27,907 24,513 Real estate taxes 4,760 4,180 13,326 10,759 General contracting and real estate services expenses 56,509 26,446 157,401 62,855 Depreciation and amortization 14,176 15,465 42,232 38,874 Amortization of right-of-use assets - finance leases 147 145 440 230 General and administrative expenses 2,601 2,977 9,382 9,329 Acquisition, development and other pursuit costs 26 93 555 550 Impairment charges 47 - 205 - Total Expenses 88,489 59,179 251,448 147,110 Gain on real estate dispositions 3,612 4,699 6,388 4,699 Operating Income 13,376 15,378 40,063 33,214 Interest income 4,417 5,710 16,055 16,622 Interest expense on indebtedness (7,294) (8,828) (22,252) (22,205) Interest expense on finance leases (229) (228) (686) (340) Change in fair value of derivatives and other 318 (530) (1,424) (3,926) Equity in income of unconsolidated real estate entities - - - 273 Unrealized credit loss release (provision) 33 - (227) - Other income (expense), net 177 362 521 426 Income before taxes 10,798 11,864 32,050 24,064 Income tax benefit 28 199 220 339 Net Income $10,826 $12,063 $32,270 $24,403 Net income attributable to noncontrolling interest in investment entities 45 (960) 181 (640) Preferred stock dividends (2,220) (1,234) (4,462) (1,388) Net income attributable to AHH and OP Unit holders $8,651 $9,869 $27,989 $22,375 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.11 $0.13 $0.36 $0.31 Weighted Average Shares & Units - Diluted 78,443 74,543 78,020 71,256

AHH LISTED NYSE

FFO, NORMALIZED FFO & AFFO[1]

11

IN THOUSANDS, EXCEPT PER SHARE DATA

	Three months ended (Unaudited)				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Funds From Operations					
Net income attributable to AHH and OP unit holders	**$8,651**	**$11,178**	**$8,160**	**$7,215**	**$9,869**
Earnings per diluted share	$0.11	$0.14	$0.11	$0.09	$0.13
Depreciation and amortization[2]	14,131	13,644	14,092	15,285	15,057
Gains on dispositions of operating real estate[3]	(3,612)	(2,776)	-	-	(3,220)
FFO	**$19,170**	**$22,046**	**$22,252**	**$22,500**	**$21,706**
FFO per diluted share	$0.24	$0.28	$0.29	$0.29	$0.29
Normalized FFO					
Acquisition, development & other pursuit costs	26	502	27	294	93
Loss on extinguishment of debt	-	-	-	30	-
Non cash GAAP Adjustments	161	29	682	399	145
Change in fair value of interest rate derivatives	(318)	6	1,736	(327)	530
Normalized FFO	**19,039**	**22,583**	**24,697**	**22,896**	**22,474**
Normalized FFO per diluted share	$0.24	$0.29	$0.32	$0.30	$0.30
Adjusted FFO					
Non-cash stock compensation	456	421	1,030	274	323
Acquisition, development & other pursuit costs	(26)	(502)	(27)	(294)	(93)
Tenant improvements, leasing commissions, lease incentives[4]	(2,770)	(728)	(1,318)	(1,065)	(2,057)
Property related capital expenditures	(1,373)	(2,316)	(1,014)	(2,426)	(1,565)
Adjustment for loan modification and exit fees	(614)	(614)	(2,074)	(1,860)	(1,371)
Non-cash interest expense[5]	874	673	638	588	425
Cash ground rent payment - finance lease	(291)	(241)	(216)	(216)	(207)
GAAP Adjustments	(684)	(6,295)	(984)	(958)	(1,686)
AFFO	**$14,611**	**$12,981**	**$20,732**	**$16,939**	**$16,243**
AFFO per diluted share	$0.19	$0.17	$0.27	$0.22	$0.22
Weighted Average Common Shares Outstanding	57,923	56,668	56,398	55,581	53,463
Weighted Average OP Units Outstanding	20,520	21,273	21,273	21,181	21,080
Total Weighted Average Common Shares and OP Units Outstanding	78,443	77,941	77,671	76,762	74,543

(1) See definitions on pages 30-31.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Excludes development, redevelopment, and first-generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

OUTSTANDING DEBT 12 $ IN THOUSANDS Debt Maturities & Principal Payments Effective Rate as Outstanding as of Debt Stated Rate of 9/30/2020 Maturity Date 2020 2021 2022 2023 2024 Thereafter 9/30/2020 Secured Notes Payable - Core Debt Hoffler Place L+3.24% 3.39% Jan-2021 - $31,197 $31,197 Southgate Square L+1.60% 1.75% Apr-2021 220 19,682 19,902 Nexton Square L+2.25% 2.40% Aug-2021 - 22,909 22,909 Encore Apartments 3.25% 3.25% Sep-2021 127 24,337 24,464 4525 Main Street 3.25% 3.25% Sep-2021 164 31,231 31,395 Red Mill West 4.23% 4.23% Jun-2022 113 465 10,386 10,964 Thames Street Wharf L+1.30% 1.81% (1) Jun-2022 - - 70,000 70,000 Marketplace at Hilltop 4.42% 4.42% Oct-2022 101 414 9,706 10,221 1405 Point L+2.25% 2.40% Jan-2023 - 714 754 51,532 53,000 Socastee Commons 4.57% 4.57% Jan-2023 28 115 120 4,223 4,486 Sandbridge Commons (2) L+1.75% 1.90% Jan-2023 62 257 268 7,248 7,835 249 Central Park Retail L+1.60% 3.85% (1) Aug-2023 59 245 260 16,092 16,656 Fountain Plaza Retail L+1.60% 3.85% (1) Aug-2023 36 147 156 9,685 10,024 South Retail L+1.60% 3.85% (1) Aug-2023 26 107 114 7,066 7,313 One City Center L+1.85% 2.00% Apr-2024 152 628 659 691 22,734 24,864 Red Mill Central 4.80% 4.80% Jun-2024 44 175 175 175 1,837 2,406 Premier Apartments L+1.55% 1.70% Oct-2024 34 208 221 234 16,053 16,750 Red Mill South 3.57% 3.57% May-2025 77 315 327 338 351 4,502 5,910 Brooks Crossing Office L+1.60% 1.75% Jul-2025 206 831 846 861 876 11,897 15,517 Market at Mill Creek L+1.55% 1.70% Jul-2025 162 647 647 647 647 11,201 13,951 Johns Hopkins Village L+1.25% 4.19% (1) Aug-2025 242 988 1,031 1,075 1,116 46,649 51,101 North Point Center Note 2 7.25% 7.25% Sep-2025 34 140 151 162 174 1,467 2,128 Lexington Square 4.50% 4.50% Sep-2028 65 268 280 293 306 13,293 14,505 Red Mill North 4.73% 4.73% Dec-2028 26 105 110 116 121 3,841 4,319 Greenside Apartments 3.17% 3.17% Dec-2029 176 712 735 759 783 30,321 33,486 Smith's Landing 4.05% 4.05% Jun-2035 215 880 917 956 994 13,584 17,546 Liberty Apartments 5.66% 5.66% Nov-2043 73 304 322 341 361 12,549 13,950 The Cosmopolitan 3.35% 3.35% Jul-2051 201 819 847 876 906 39,461 43,110 Total - Secured Core Debt 2,643 138,840 99,032 103,370 47,259 188,765 579,909 Secured Notes Payable - Development Pipeline Summit Place L+3.24% 3.39% Jan-2021 - 34,615 34,615 Wills Wharf L+2.25% 2.40% Jun-2023 - - - 57,585 57,585 Premier Retail L+1.55% 1.70% Oct-2024 17 102 109 115 7,907 8,250 Solis Gainesville L+3.00% 3.75% Aug-2024 Total - Development Pipeline 17 34,717 109 57,700 7,907 - 100,450 Total Secured Notes Payable $2,660 $173,557 $99,141 $161,070 $55,166 $188,765 $680,359 Unsecured Core Debt Senior Unsecured Line of Credit L+1.30%-1.85% 1.75% Jan-2024 - - - - - - - Senior Unsecured Term Loan L+1.25%-1.80% 1.70% Jan-2025 - - - - - 19,500 19,500 Senior Unsecured Term Loan L+1.25%-1.80% 2.05% - 4.57% (1) Jan-2025 - - - - - 185,500 185,500 Total - Unsecured Core Debt - - - - - 205,000 205,000 Total Notes Payable excluding GAAP Adjustments $2,660 $173,557 $99,141 $161,070 $55,166 $393,765 $885,359 GAAP Adjustments 1,150 Total Notes Payable $886,509 (1) Includes debt subject to interest rate swap locks. (2) Loan was extinguished on October 6, 2020.

DEBT INFORMATION 13 $ IN THOUSANDS Debt Maturities $350,000 5.0% $300,000 4.0% $250,000 3.4% 3.0% 3.0% $200,000 2.8% 2.5% $150,000 2.1% 2.0% $100,000 1.0% $50,000 $0 0.0% 2020 2021 2022 2023 2024 Thereafter⁽¹⁾ Debt Maturing Weighted Average Interest Rate Total Debt Composition Interest Rate Cap Agreements Weighted Average Notional % of Debt Interest Rate Maturity Effective Date Maturity Date Strike Rate Amount Secured vs. Unsecured Debt December 2018 January 2021 2.75% $50,000 May 2019 June 2022 2.50% 100,000 Unsecured Debt 23.2% 3.1% 4.3 Yrs January 2020 February 2022 1.75% 100,000 Secured Debt 76.8% 3.0% 5.4 Yrs March 2020 March 2022 1.50% 100,000 Variable vs. Fixed-rate Debt July 2020 July 2023 0.50% 100,000 (1) Variable-rate Debt 36.8% 2.4% 2.3 Yrs Total Interest Rate Caps $450,000 Fixed-rate Debt(2)(3) 63.2% 3.4% 6.8 Yrs (2)(3) Fixed-rate and Hedged Debt(2)(3) 100% Fixed-rate Debt $559,484 Total 3.0% 5.1 Yrs Fixed-rate and Hedged Debt $1,009,484 Total Debt(3) $885,359 (3) % of Total Debt 100% (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments.

AHH
LISTED
NYSE

CORE DEBT TO CORE EBITDA

14

$ IN THOUSANDS
SEE PAGE 34 FOR CALCULATION AND RECONCILIATION.

	Three months ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Net income attributable to common stockholders and OP unit holders	$8,651	$11,178	$8,160	$7,215	$9,869
Adjusted EBITDA[(1)(2)(4)]	$27,756	$29,933	$33,103	$30,843	$31,150
Other adjustments:					
Development/Redevelopment	(2,225)	(1,085)	(1,133)	(1,010)	(1,499)
(Less) Acquisitions/Dispositions completed intra-quarter	(155)	(1,351)	-	-	(226)
Core EBITDA[(4)]	$25,376	$27,497	$31,970	$29,833	$29,425
Annualized Core EBITDA	$101,502	$109,989	$127,880	$119,332	$117,700
Total debt[(3)]	$885,359	$956,726	$1,016,293	$960,819	$951,891
Adjustments to debt:					
(Less) Development/Redevelopment	(143,560)	(137,508)	(127,650)	(109,930)	(122,597)
(Less) Net Acquisitions completed intra-quarter	(22,909)	-	-	-	-
(Less) Cash & restricted cash	(79,224)	(75,111)	(52,788)	(43,579)	(47,606)
Core Debt[(4)]	$639,666	$744,107	$835,855	$807,310	$781,688
Core Debt/Annualized Core EBITDA	**6.3x**	**6.8x**	**6.5x**	**6.8x**	**6.6x**

(1) See reconciliation on page 34.
(2) Excludes non-recurring items.
(3) Excludes GAAP Adjustments.
(4) See Page 31 for definition

AHH
LISTED
NYSE

CAPITALIZATION & FINANCIAL RATIOS

15

$ IN THOUSANDS AS OF SEPTEMBER 30, 2020

Debt	% of Total	Principal Balance
Unsecured credit facility	0%	$0
Unsecured term loans	23%	205,000
Mortgages payable	77%	680,359
Total debt		$885,359

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,075

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	74%	57,934	$9.26	$536,469
Common units	26%	20,523	$9.26	190,043
Equity market capitalization		78,457		$726,512
Total capitalization				$1,782,946

Financial Ratios	
Debt Service Coverage Ratio(1)	2.8x
Fixed Charge Coverage Ratio(2)	2.3x
Net Debt to Adjusted EBITDA	8.0x
Core Debt to Core EBITDA	6.3x
Core Debt + Preferred Equity to Core EBITDA	8.0x
Debt/Market Capitalization	50%

Liquidity	
Cash on hand	$79,224
Availability under credit facility	125,000
Availability under construction loans	52,785
	$257,009


Equity
50%
Debt
50%
10%
12%
Preferred Equity
Common Stock
Common Units
Unsecured Credit Facility
Unsecured Term Loans
Mortgages Payable
38%
30%
10%

Unencumbered Properties	
% of Total Properties	56%
% of Annualized Base Rent	38%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends

AHH
LISTED
NYSE

PROPERTY PORTFOLIO

16

AS OF SEPTEMBER 30, 2020

Retail Properties	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development/ Redevelopment Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development/ Redevelopment Leased[2]	ABR[3]	ABR per Leased SF[3]
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	-	92,400	89.3%	-	$2,135,402	$25.87
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	-	103,335	103,335	-	100.0%	1,482,137	14.34
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	96.7%	-	2,109,141	17.95
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,387,073	12.36
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	-	18,349	66.3%	-	169,740	13.95
Columbus Village[6]	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	-	62,362	91.0%	-	1,719,906	30.30
Columbus Village II	Regal Cinemas[12], BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	888,673	46.35
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	75.3%	-	1,465,285	18.34
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	998,614	27.77
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	328,536	22.57
Hanbury Village[6]	Harris Teeter	Chesapeake, VA		100%	2006/2009	101,815	-	101,815	100.0%	-	2,107,217	20.70
Harrisonburg Regal	Regal Cinemas[12]	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	-	85,440	98.3%	-	1,808,848	21.53
Market at Mill Creek[6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,319	-	80,319	97.7%	-	1,810,527	23.06
Marketplace at Hilltop[6][9]	Total Wine, Panera, Chic-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	-	116,953	98.6%	-	2,621,586	22.73
Nexton Square	Various Small Shops	Summerville, SC		-	2020	127,216	-	127,216	89.7%	-	2,960,280	25.93
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	93.6%	-	1,311,368	12.19
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	99.1%	-	3,750,884	7.65
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	483,768	7.50
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	814,128	13.57
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	94.4%	-	733,362	20.54
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	-	160,942	81.1%	-	2,153,162	16.50
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,280,535	17.24
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	39,162	39,162	-	75.6%	969,014	32.73
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	94.7%	-	2,690,403	27.56
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	-	373,808	89.3%	-	6,112,108	18.31
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		100% [11]	2015	76,650	-	76,650	98.5%	-	1,072,632	14.21
Socastee Commons	Bi-Lo[12]	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	653,270	11.41
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	-	260,131	93.0%	-	3,362,909	13.89
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	997,051	25.89
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	98.1%	-	1,875,689	17.45
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	-	40,307	83.1%	-	697,588	20.83
Studio 56 Retail	Rocket Mortgage	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	15.2%	-	52,860	30.00
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	BB&B[12], T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	99.4%	-	3,512,858	19.97
Total / Weighted Avg Retail Portfolio				**59%**		**3,547,879**	**142,497**	**3,690,376**	**94.2%**		**$59,502,334**	**$17.13**

Properties with Tenants Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Broad Creek Shopping Center	6	23,825	$649,818
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Market at Mill Creek	1	7,014	63,000
Marketplace at Hilltop	1	4,211	149,996
North Point Center	4	280,556	1,146,700
Oakland Marketplace	1	45,000	186,347
Red Mill Commons	8	33,961	773,639
Sandbridge Commons	3	60,521	738,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**28**	**562,936**	**$5,523,403**

AHH
LISTED
NYSE

PROPERTY PORTFOLIO CONT.

17

AS OF SEPTEMBER 30, 2020

Office Properties	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	99.4%	-	$6,952,774	$29.78
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	320,680	-	320,680	95.1%	-	8,899,458	29.18
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	-	98,061	100.0%	-	1,850,411	18.87
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,770	-	128,770	97.6%	-	3,193,112	25.41
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	-	151,599	89.3%	-	4,187,530	30.92
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	-	263,426	99.4%	-	7,237,479	27.65
Two Columbus	HBA Architects	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	95.4%	-	2,557,899	24.72
Wills Wharf[9]	Canopy by Hilton, EY	Baltimore, MD		-	2020	-	327,133	327,133	-	47.2%	2,726,155	17.66
Total / Weighted Average Office Portfolio				**39%**		**1,305,933**	**327,133**	**1,633,066**	**96.7%**		**$37,604,818**	**$26.53**

Multifamily Properties		Location	Town Center	Unencumbered AQR	Year Built	Units/Beds: Core Properties	Units/Beds: Development/ Redevelopment Properties	Units/Beds: Total Units	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	AQR[7]	Monthly Effective Rent per Occupied Unit
1405 Point[8][9]		Baltimore, MD		-	2018	289	-	289	92.7%	-	$7,090,006	$2,205
Encore Apartments		Virginia Beach, VA	✓	-	2014	286	-	286	98.3%	-	4,793,803	$1,422
Greenside Apartments		Charlotte, NC		-	2018	225	-	225	96.0%	-	4,236,690	$1,635
Liberty Apartments[8]		Newport News, VA		-	2013	197	-	197	93.9%	-	2,866,396	$1,111
Premier Apartments		Virginia Beach, VA	✓	-	2018	131	-	131	97.7%	-	2,517,674	$1,639
Smith's Landing[9]		Blacksburg, VA		-	2009	284	-	284	100.0%	-	4,826,763	$1,416
The Cosmopolitan[8]		Virginia Beach, VA	✓	-	2006	-	342	342	-	95.0%	6,610,640	$1,695
Multifamily Total				-		**1,412**	**342**	**1,754**	**98.6%**		**$32,941,972**	**$1,599**
Hoffler Place[8][10]		Charleston, SC		-	2019	258	-	258	98.4%	-	$3,289,136	$1,079
Johns Hopkins Village[8][9][10]		Baltimore, MD		-	2016	568	-	568	88.2%	-	7,974,089	$1,326
Summit Place[10]		Charleston, SC		-	2020	-	357	357	-	98.0%	3,605,451	$858
Student Housing Total				-		**826**	**357**	**1,183**	**91.4%**		**$14,868,677**	**$1,121**
Total / Weighted Avg Multifamily Portfolio				-		**2,238**	**699**	**2,937**	**95.9%**		**$47,810,649**	**$1,412**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of September 30, 2020, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2020, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2020 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2020. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.7M, or $31.30 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table on page 16.

(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended September 30, 2020 by (b) 4.

(8) The AQR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place, and 1405 Point excludes approximately $0.3M, $0.7M, $1.1M, $0.1M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended September 30, 2020 by the number of occupied beds.

(11) Property was unencumbered as of October 6, 2020.

(12) The Company has knowledge of an upcoming termination for this tenant. See table on page 28 for additional details.

AHH LISTED NYSE

DEVELOPMENT & REDEVELOPMENT PIPELINE

18

$ IN THOUSANDS

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Solis Gainesville Gainesville, GA	Multifamily	223 units	-	3Q20	2Q22	3Q23	$52,000	$31,000	$8,000	95%	NA
					Total Projects Under Development		$52,000	$31,000	$8,000		
Delivered Not Stabilized											
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	76%	4Q16	3Q18	4Q21	$18,000	$8,000	$16,000	100%	Williams-Sonoma, Pottery Barn
Summit Place (Meeting Street) Charleston, SC	Multifamily	357 beds	98%	3Q17	3Q20	4Q20	56,000	35,000	56,000	90%	NA
Wills Wharf Baltimore, MD	Office	325,000 sf	53%	3Q18	2Q20	2Q22	120,000	76,000	106,000	100%	Canopy by Hilton, EY
					Total Projects Delivered Not Stabilized		$194,000	$119,000	$178,000		
Predevelopment or On Hold											
Chronicle Mill Belmont, NC	Multifamily	238 units / 10,000 sf	-	TBD	TBD	TBD	TBD	TBD	$5,000	85% (3)	NA
Southern Post Roswell, GA	Mixed-use	138 units / 137,000 sf	-	TBD	TBD	TBD	TBD	TBD	10,000	100% (4)	TBD
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	38%	TBD	TBD	TBD	TBD	TBD	9,000	80% (3)	Publix, Fortune 100 office tenant
									$24,000		

Redevelopment	Property Type	% Leased or LOI	Out of Service	Construction Start	Anticipated Completion	Restabilized Operation[2]	Estimated Cost[1]	Cost to Date	Projected ROI	Scope
The Cosmopolitan Virginia Beach, VA	Multifamily	96%	0 units	1Q18	4Q20	4Q20	$13,000	$13,000	9%	Renovated 292 units including upgraded finishes, new cabinetry and flooring, energy efficient appliances, and LED lighting; modernize resident clubhouse and business center. Remainder of units to be renovated at a later date.
Apex Entertainment Building (Former Dick's Sporting Goods) Virginia Beach, VA	Mixed-use	100%	84,000 sf	1Q20	4Q20	1Q21	8,000	6,300	7%	Revitalize 84,000 SF of big box retail space within Town Center into a destination entertainment concept for a new to market tenant, Apex Entertainment.
			Total Projects Under Redevelopment				$21,000	$19,300	8%	

	Q3 2020	YTD
Capitalized Interest	$534	$3,222
Capitalized Overhead	$409	$2,051

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 32.
(3) Majority interest in joint venture with preferred return.
(4) Acquired remaining 20% ownership subsequent to quarter end.

MEZZANINE INVESTMENTS 19 $ IN THOUSANDS Schedule(1) Principal Property % Leased Initial Mezzanine Mezzanine Outstanding Investments Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Financing Interest QTD Solis Apartments at Interlock Multifamily 349 units NA 4Q20 3Q22 13% $23,000 $847 Atlanta, GA The Interlock Mixed-use 300,000 sf 77% 4Q20 3Q22 15% 67,000 2,575 Atlanta, GA Nexton Square-loan paid off during quarter 380 Total $90,000 $3,802 Mezzanine Interest Expense (659) Net Mezzanine Interest Income $3,143 9/30/20 Principal Property % Leased Financing AHH Investment to Acquisitions Type Estimated(1) or LOI Outstanding Acquisition Status Nexton Square-Phase I Mixed-use 118,000 sf 94% $ - Exercised Discounted Purchase Option 9/22/20 Summerville, SC Delray Plaza (Whole Foods)(2) Retail 83,000 sf 100% 12,000 Signed LOI to acquire property Delray Beach, FL The Residences at Annapolis Junction(2) Multifamily 416 units 96% 36,000 Acquired 10/30/20 Annapolis Junction, MD The Interlock Atlanta, GA (1) Represents estimates that may change as the development process proceeds (2) Stopped GAAP recognition of mezzanine income as of 4/1/20

AHH
LISTED
NYSE

ACQUISITIONS & DISPOSITIONS

20

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[(1)]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[(2)]	Cash Cap Rate	Purchase Date	Anchor Tenants
Edison Apartments	Richmond, VA	174 units	$25,700	$ -	$7,600	6.8%	4Q20	NA
Thames Street Wharf	Baltimore, MD	263,426	101,000	-	-	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	-	63,755	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	2,424	-	9.2%	1Q19	Verizon
Lexington Square	Lexington, SC	85,531	26,758	-	2,769	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy
Total/Weighted Average		3,042,449/ 174 units	$678,013	$ 130,124	$ 149,750	7.2%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Hanbury Walgreens	Chesapeake, VA	14,820	$7,300	$7,000	$3,558	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	88,000	2,776	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Lightfoot Marketplace	Williamsburg, VA	124,715	30,275	11,800	4,477 [(4)]	5.8%	3Q19	Harris Teeter
Indian Lakes Wawa	Virginia Beach, VA	6,047	4,400	4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[(3)]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		1,544,882 sf/ 203 units	$337,050	$263,400	$69,446	7.2%		

(1) Contractual purchase price.
(2) Value of OP Units/common stock at issuance.
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.
(4) Includes JV interest in the property.

CONSTRUCTION BUSINESS SUMMARY 21 $ IN THOUSANDS Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 9/30/2020 Backlog of Completion The Interlock Atlanta, GA $95,560 $81,507 $14,053 4Q 2020 27th Street Garage and Apartments Virginia Beach, VA 80,749 41,190 39,559 3Q 2021 Solis Apartments at Interlock Atlanta, GA 64,715 50,295 14,420 1Q 2021 Boulders Lakeside Apartments Chesterfield, VA 35,717 33,529 2,188 4Q 2020 Holly Springs Apartments Holly Springs, NC 34,755 6,632 28,123 3Q 2021 Sub Total 311,496 213,153 98,343 All Other Projects 293,017 268,669 24,348 Total $604,513 $481,822 $122,691 Gross Profit Summary Trailing 12 Q3 2020 Months (Unaudited) Revenue $58,617 $203,024 Expense (56,509) (196,084) Gross Profit $2,108 $6,940 The Interlock Atlanta, GA

AHH LISTED NYSE

SAME STORE NOI BY SEGMENT

22

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX ON PG. 35)

	Three months ended				Nine months ended			
	9/30/2020	9/30/2019	$ Change	% Change	9/30/2020	9/30/2019	$ Change	% Change
		(Unaudited)				(Unaudited)		
Office[1]								
Revenue	$10,232	$10,283	($51)	-0.5%	$15,812	$16,148	($336)	-2.1%
Rental Expenses[2]	2,361	2,598	(237)	-9.1%	4,146	4,210	(64)	-1.5%
Real Estate Taxes	1,287	1,141	146	12.8%	1,664	1,588	76	4.8%
Net Operating Income	$6,584	$6,544	$40	0.6%	$10,002	$10,350	($348)	-3.4%
Retail[1]								
Revenue	$14,530	$16,686	($2,156)	-12.9%	$36,656	$39,019	($2,363)	-6.1%
Rental Expenses[2]	2,206	2,273	(67)	-2.9%	4,977	5,337	(360)	-6.7%
Real Estate Taxes	1,724	1,784	(60)	-3.4%	4,254	4,113	141	3.4%
Net Operating Income	$10,600	$12,629	($2,029)	-16.1%	$27,425	$29,569	($2,144)	-7.3%
Multifamily[1]								
Revenue	$9,152	$8,836	$316	3.6%	$16,157	$16,299	($142)	-0.9%
Rental Expenses[2]	3,108	3,053	55	1.8%	5,198	5,245	(47)	-0.9%
Real Estate Taxes	967	574	393	68.5%	1,468	1,167	301	25.8%
Net Operating Income	$5,077	$5,209	($132)	-2.5%	$9,491	$9,887	($396)	-4.0%
Same Store Net Operating Income (NOI)	$22,261	$24,382	($2,121)	-8.7%	$46,918	$49,806	($2,888)	-5.8%
GAAP Adjustments	(261)	(1,221)	960		(2,159)	(1,492)	(667)	
Same store portfolio NOI, cash basis excluding nine months ended $2.2M of deferred rent	$22,000	$23,161	($1,161)	-5.0%	$44,759	$48,314	($3,555)	-7.4%
NOI, Cash Basis								
Office	$6,298	$5,896	$402	6.8%	$9,922	$9,486	$436	4.6%
Retail	10,906	12,231	(1,325)	-10.8%	25,536	29,222	(3,686)	-12.6%
Multifamily	4,796	5,034	(238)	-4.7%	9,301	9,606	(305)	-3.2%
	$22,000	$23,161	($1,161)	-5.0%	$44,759	$48,314	($3,555)	-7.4%
NOI:								
Office	$6,584	$6,544	$40	0.6%	$10,002	$10,350	($348)	-3.4%
Retail	10,600	12,629	(2,029)	-16.1%	27,425	29,569	(2,144)	-7.3%
Multifamily	5,077	5,209	(132)	-2.5%	9,491	9,887	(396)	-4.0%
	$22,261	$24,382	($2,121)	-8.7%	$46,918	$49,806	($2,888)	-5.8%

(1) See page 33 for Same Store vs. Non – Same Store Properties.

(2) Excludes expenses associated with the Company's in-house asset management division of $0.5M and $0.5M for the 3 months ended 9/30/2020 & 9/30/2019, respectively, and $1.0M and $1.2M for the months ended 9/30/20 & 9/30/19, respectively.

AHH
LISTED
NYSE

TOP 10 TENANTS BY ABR(1)

23

$ IN THOUSANDS AS OF SEPTEMBER 30, 2020

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley	2	2023 ; 2027	$ 5,879	15.6%	4.1%
Clark Nexsen	1	2029	2,692	7.2%	1.9%
WeWork	1	2034	2,010	5.3%	1.4%
Duke University	1	2029	1,579	4.2%	1.1%
Huntington Ingalls	1	2029	1,544	4.1%	1.1%
Mythics	1	2030	1,211	3.2%	0.8%
Johns Hopkins Medicine	1	2023	1,149	3.1%	0.8%
Pender & Coward	1	2030	926	2.5%	0.6%
Kimley-Horn	1	2027	912	2.4%	0.6%
Troutman Sanders	1	2025	889	2.4%	0.6%
Top 10 Total			**$ 18,791**	**50.0%**	**13.0%**

Retail Portfolio(2)

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	6	2020 - 2035	$ 3,476	5.8%	2.4%
Lowes Foods	2	2037 ; 2039	1,976	3.3%	1.4%
PetSmart	5	2022 - 2025	1,461	2.5%	1.0%
Apex Entertainment	1	2035	1,050	1.8%	0.7%
Bed, Bath, & Beyond	2	2022 ; 2025	1,047	1.8%	0.7%
Petco	4	2022 - 2030	892	1.5%	0.6%
Total Wine & More	2	2024 ; 2027	765	1.3%	0.5%
Ross Dress for Less	2	2025 ; 2027	762	1.3%	0.5%
TJ Maxx/HomeGoods	3	2022 - 2025	748	1.3%	0.5%
Safeway	1	2026	718	1.2%	0.5%
Top 10 Total			**$ 12,895**	**21.8%**	**8.8%**

(1) Includes leases from the development and redevelopment properties that have been delivered, but not stabilized.
(2) Tenants with known terminations (see table on page 28) have been removed.

AHH LISTED NYSE

LEASE SUMMARY

24

OFFICE

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2020	-	-	1	13,316	$0.00	$0.00	0.0%	$0.00	$0.00	0.0%	-	-	-
Q2 2020	3	11,529	1	1,485	33.09	30.47	8.6%	33.72	32.20	4.7%	5.00	70,249	6.09
Q1 2020	1	17,194	4	7,373	32.77	30.32	8.1%	29.75	31.40	-5.3%	8.00	1,004,346	58.41
Q4 2019	2	8,147	1	3,929	25.43	24.23	4.9%	24.74	25.69	-3.7%	4.06	64,668	7.94

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term	TI & LC	TI & LC per SF
Q3 2020	2	8,984	$24.98	6.59	$525,540	$58.50
Q2 2020	-	-	-	-	-	-
Q1 2020	1	3,186	26.50	5.00	112,578	35.34
Q4 2019	1	2,363	23.75	6.00	138,300	58.53

RETAIL

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2020	16	138,355	7	32,336	16.92	16.33	3.6%	$17.40	$16.55	5.1%	4.92	$98,170	$0.71
Q2 2020	14	42,605	8	19,153	22.15	20.57	7.7%	22.10	20.95	5.5%	4.39	41,889	0.98
Q1 2020	3	35,767	16	158,218	13.11	12.98	1.0%	13.15	13.00	1.1%	4.81	74,321	2.08
Q4 2019	23	110,368	14	34,291	17.94	16.79	6.9%	17.87	17.15	4.2%	5.25	202,576	1.84

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q3 2020	4	8,425	$18.73	5.03	$87,499	$10.39
Q2 2020	1	1,440	18.00	5.33	5,505	3.82
Q1 2020	7	13,073	18.33	5.24	184,426	14.11
Q4 2019	12	72,921	17.50	10.02	3,207,564	43.99

(1) Excludes leases from properties in development.

OFFICE LEASE EXPIRATIONS 25 AS OF SEPTEMBER 30, 2020 % Portfolio Net % of Portfolio Annualized Base Number of Leases Square Footage of Rentable Square Annualized Base Annualized Base Rent per Leased Year Expiring Leases Expiring(1) Feet Rent(1) Rent Square Foot Available - 43,057 3.3% $ - - $ - M-T-M 2 - - 2,400 - - 2020 4 3,657 0.3% 109,249 0.3% 29.87 2021 13 49,309 3.8% 1,379,195 4.0% 27.97 2022 9 47,077 3.6% 1,279,570 3.7% 27.18 2023 12 103,647 7.9% 2,764,437 7.9% 26.67 2024 10 134,075 10.3% 3,287,068 9.4% 24.52 2025 18 142,117 10.9% 4,206,527 12.1% 29.60 2026 9 45,214 3.5% 1,132,901 3.2% 25.06 2027 5 254,819 19.5% 7,355,848 21.1% 28.87 2028 7 69,036 5.3% 2,001,502 5.7% 28.99 2029 7 242,709 18.6% 6,265,518 18.0% 25.81 2030 6 107,801 8.3% 3,046,801 8.7% 28.26 Thereafter 2 63,415 4.7% 2,047,646 5.9% 32.29 Total / Weighted Average 104 1,305,933 100.0% $ 34,878,662 100.0% $ 27.62 300,000 25.0% Square Feet % of Portfolio 250,000 20.0% Under Lease ABR 200,000 2,500 or less 3% 15.0% 2,501-10,000 14% 150,000 10.0% 10,001-20,000 16% 100,000 20,001-40,000 21% 50,000 5.0% 40,001-100,000 30% - 0.0% Greater than 100,000 16% Office Portfolio Total 100% Leased Square Feet % ABR of Office Portfolio (1) Excludes leases from properties in development and delivered, not yet stabilized.

AHH
LISTED
NYSE

RETAIL LEASE EXPIRATIONS

AS OF SEPTEMBER 30, 2020

26

Year	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[(1)]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	206,920	5.7%	$ -	-	$ -
M-T-M	1	1,400	-	25,550	-	18.25
2020	15	204,290	5.6%	3,039,455	5.2%	14.88
2021	65	287,458	7.9%	5,032,353	8.6%	17.51
2022	75	334,540	9.2%	5,488,115	9.4%	16.40
2023	65	432,320	11.8%	6,942,875	11.9%	16.06
2024	74	317,985	8.7%	6,106,181	10.4%	19.20
2025	85	586,283	16.1%	8,220,447	14.0%	14.02
2026	39	270,117	7.4%	5,212,918	8.9%	19.30
2027	24	153,482	4.2%	3,241,593	5.5%	21.12
2028	22	98,282	2.7%	1,561,712	2.7%	15.89
2029	25	108,074	3.0%	2,285,233	3.9%	21.15
2030	24	135,702	3.7%	3,096,964	5.3%	22.82
Thereafter	23	514,361	14.0%	8,279,921	14.2%	16.10
Total / Weighted Average	**537**	**3,651,214**	**100.0%**	**$ 58,533,317**	**100.0%**	**$ 16.99**


700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	15%
2,501-10,000	33%
10,001-20,000	14%
20,001-40,000	15%
40,001-100,000	22%
Greater than 100,000	1%
Retail Portfolio Total	**100%**

(1) Excludes leases from properties in development and delivered, not yet stabilized.

COVID-19 OVERALL COLLECTIONS (2) 27 AS OF OCTOBER 27, 2020 $ in Thousands COLLECTIONS BY SECTOR OFFICE MULTIFAMILY RETAIL TOTAL Period $ % $ % $ % $ % 2Q20(3) $ 9,811 100% $10,527 99% $12,030 72% $32,368 87% 3Q20 $ 9,895 100% $12,187 98% $15,259 93% $37,341 96% October(1) $ 3,349 100% $ 4,215 97% $ 5,190 94% $12,754 96% 3Q20 3Q20 TOP 20 COLLECTIONS (4) COLLECTIONS (1)(4) Collected 96% 2% 99% 2% Outstanding 1% (1) Excludes 2 Regal leases which were terminated subsequent to 9/30/20. (2) Data reported relates to rent charges and collections through 10/27/20 and does not correspond to the reporting segment classification of the properties as a whole. (3) Data from second quarter supplemental package. (4) As a percentage of 3Q20 rent and recovery charges due.

COVID-19 EFFECT 28 AS OF OCTOBER 27, 2020 $ in Thousands SIGNIFICANT KNOWN TERMINATIONS Effective ABR per DEFERRED RENT Tenant Property Date SF Impact ABR Impact Leased SF Bed, Bath, & Beyond North Point Center 1/31/2021 30,000 $300,000 $10.00 Repayment Period Bed, Bath, & Beyond Wendover Village 1/31/2021 33,696 404,352 12.00 Deferred Rent (A) (1) Regal Cinemas Columbus Village II 10/20/2020 51,545 995,334 19.31 Outstanding YTG 2020 2021 2022 Regal Cinemas(A) Harrisonburg Regal 10/25/2020 49,000 717,850 14.65 Bi-Lo(A) Socastee Commons 1/31/2021 46,673 492,400 10.55 $2,500 $700 $1,700 $100 Total / Weighted Avg 210,914 $2,909,936 $13.80 Proforma Retail 3Q20 Occupancy Assuming Vacancy of Known Terminations 88.3% Proforma Total 3Q20 Occupancy Assuming Vacancy of Known Terminations 92.9% (A) Vacancy of tenant allows the Company to consider redevelopment of this property Q u a r t e r - O v e r - Quarter Rent Deferral (1) Includes $0.1M of unsigned deferrals that are under negotiation or with the tenant for execution.

29 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

DEFINITIONS 30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

DEFINITIONS 31 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one time adjustments including non-recurring bad debt and termination fees, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

DEFINITIONS 32 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH
LISTED
NYSE

SAME STORE VS. NON-SAME STORE PROPERTIES

33

	Three Months Ended 9/30/2020 to 2019		Nine Months Ended 9/30/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment		X		X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)		X		X
Columbus Village		X		X
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek	X			X
Marketplace at Hilltop	X			X
Nexton Square		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons	X			X
Sandbridge Commons	X		X	
Socastee Commons	X		X	

	Three Months Ended 9/30/2020 to 2019		Nine Months Ended 9/30/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Wendover Village II	X		X	
Wendover Village III	X			X
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)	X			X
One City Center	X			X
One Columbus	X		X	
Thames Street Wharf	X			X
Two Columbus	X		X	
Wills Wharf		X		X
Multifamily Properties				
1405 Point	X			X
Encore Apartments	X		X	
Greenside Apartments	X			X
Hoffler Place		X		X
Johns Hopkins Village	X		X	
Liberty Apartments	X		X	
Premier Apartments	X			X
Smith's Landing	X		X	
Summit Place		X		X
The Cosmopolitan		X		X

AHH LISTED NYSE

34

RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT(1)

$ IN THOUSANDS

	Three months ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Net income attributable to common stockholders and OP unit holders	$8,651	$11,178	$8,160	$7,215	$9,869
Excluding:					
Depreciation and amortization(2)	14,131	13,644	14,092	15,285	15,057
Gain on operating real estate dispositions	(3,612)	(2,776)	-	-	(3,220) (3)
Income tax provision (benefit)	(28)	65	(257)	(152)	(199)
Interest expense(2)	7,249	6,904	7,805	8,359	8,624
Change in fair value of interest rate derivatives	(318)	6	1,736	(327)	530
Loss on extinguishment of debt	-	-	-	30	-
GAAP adjustments related to finance leases	160	158	160	159	166
Non-Recurring Bad Debt	1,100 (4)	450 (5)	-	-	-
Unrealized credit loss provision (release)	(33)	(117)	377	-	-
Non-cash stock compensation	456	421	1,030	274	323
Adjusted EBITDA(3)	$27,756	$29,933	$33,103	$30,843	$31,150
Development/Redevelopment:					
Premier Retail	(223)	(207)	(210)	(115)	(159)
The Cosmopolitan Apartments	(981)	(878)	(923)	(904)	-
Wills Wharf	(633)	-	-	-	-
Summit Place	(388)	-	-	-	-
Other Development	-	-	-	9	(1,340)
Total Development/Redevelopment	(2,225)	(1,085)	(1,133)	(1,010)	(1,499)
Dispositions completed intra-quarter	(80)	(1,351)	-	-	(226)
Acquisitions completed intra-quarter	(75)	-	-	-	-
Core EBITDA	$25,376	$27,497	$31,970	$29,833	$29,425
Annualized Core EBITDA	$101,502	$109,989	$127,880	$119,332	$117,700
Total debt(6)	$885,359	$956,726	$1,016,293	$960,819	$951,891
(Less) Development/Redevelopment					
Premier Retail	(8,250)	(8,250)	(8,250)	(8,250)	(7,440)
The Cosmopolitan Apartments	(43,110)	(43,309)	(43,506)	(43,702)	(43,896)
Wills Wharf	(57,585)	(53,660)	(45,759)	(29,154)	(17,714)
Summit Place	(34,615)	(32,289)	(30,135)	(28,824)	(26,950)
Other Development	-	-	-	-	(26,597)
Total Development/Redevelopment	(143,560)	(137,508)	(127,650)	(109,930)	(122,597)
(Less) Net Acquisitions completed intra-quarter	(22,909)	-	-	-	-
(Less) Cash & restricted cash	(79,224)	(75,111)	(52,788)	(43,579)	(47,606)
Core Debt	$639,666	$744,107	$835,855	$807,310	$781,688

(1) See definitions on page 31.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Bad debt resulting from Company's decision to terminate two defaulted Regal Cinemas leases.
(5) Adjusts bad debt to an annualized $3 million – Management's Estimates.
(6) Excludes GAAP Adjustments.

RECONCILIATION TO PROPERTY PORTFOLIO NOI 35 $ IN THOUSANDS Three months ended 9/30 Nine months ended 9/30 2020 2019 2020 2019 Office Same Store(1) Rental revenues $10,232 $10,283 $15,812 $16,148 Property expenses 3,648 3,739 5,810 5,798 NOI 6,584 6,544 10,002 10,350 Non-Same Store NOI(2) 455 (155) 10,512 4,459 Segment NOI $7,039 $6,389 $20,514 $14,809 Retail Same Store(1) Rental revenues $14,530 $16,686 $36,656 $39,019 Property expenses 3,930 4,057 9,231 9,450 NOI 10,600 12,629 27,425 29,569 Non-Same Store NOI(2) 643 2,836 13,292 13,224 Segment NOI $11,243 $15,465 $40,717 $42,793 Multifamily Same Store(1) Rental revenues $9,152 $8,836 $16,157 $16,299 Property expenses 4,075 3,627 6,666 6,412 NOI 5,077 5,209 9,491 9,887 Non-Same Store NOI(2) 1,294 1,104 9,885 6,746 Segment NOI $6,371 $6,313 $19,376 $16,633 Total Property Portfolio NOI $24,653 $28,167 $80,607 $74,235 (1) See page 33 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the Company’s in-house asset management division.

AHH
LISTED
NYSE

RECONCILIATION TO GAAP NET INCOME

36

$ IN THOUSANDS

Three months ended 9/30/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 11,456	$ 15,669	$ 12,511	$ 39,636	$ 58,617	$ 98,253
Segment expenses	4,417	4,426	6,140	14,983	56,509	71,492
Net operating income	$ 7,039	$ 11,243	$ 6,371	$ 24,653	$ 2,108	$ 26,761
Depreciation and amortization						(14,176)
General and administrative expenses						(2,601)
Acquisition, development and other pursuit costs						(26)
Impairment charges						(47)
Gain on real estate dispositions						3,612
Interest income						4,417
Interest expense						(7,294)
Interest expense - finance leases						(229)
Unrealized credit loss release (provision)						33
Amortization of right-of-use assets - finance leases						(147)
Change in fair value of derivatives and other						318
Other income						177
Income tax benefit						28
Net income						$ 10,826
Net loss attributable to noncontrolling interest in investment entities						45
Preferred stock dividends						(2,220)
Net income attributable to AHH and OP unit holders						$ 8,651

Nine months ended 9/30/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 32,142	$ 54,794	$ 34,904	$ 121,840	$ 163,283	$ 285,123
Segment expenses	11,628	14,077	15,528	41,233	157,401	198,634
Net operating income	$ 20,514	$ 40,717	$ 19,376	$ 80,607	$ 5,882	$ 86,489
Depreciation and amortization						(42,232)
General and administrative expenses						(9,382)
Acquisition, development and other pursuit costs						(555)
Impairment charges						(205)
Gain on real estate dispositions						6,388
Interest income						16,055
Interest expense						(22,252)
Interest expense - finance leases						(686)
Unrealized credit loss release (provision)						(227)
Amortization of right-of-use assets - finance leases						(440)
Change in fair value of derivatives and other						(1,424)
Other income						521
Income tax benefit						220
Net income						$ 32,270
Net loss attributable to noncontrolling interest in investment entities						181
Preferred stock dividends						(4,462)
Net income attributable to AHH and OP Unitholders						$ 27,989